Exhibit 99.1

1 Innovative Solutions & Support NASDAQ: ISSC Second Quarter 2009

2 SAFE HARBOR STATEMENT This presentation includes forward looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements involve risks and uncertainties and our actual experience may differ materially, either better or worse, from that anticipated in such statements. Factors that may cause differences include those discussed in our filings with the Securities and Exchange Commission, including but not limited to our most recent Form 10-K, proxy statement and Form 10-Q.

3 Company Description Leading provider of air data equipment and advanced flight monitoring systems that measure and display critical flight information – especially Flat Panel Display Systems (FPDS, Cockpit/IP™, Vantage) Started: 1988 NASDAQ: ISSC FYE: September 30 Overview Serving: A large and growing domestic and international market OEM and Aftermarket Commercial, Military, and Business Aviation Representative Contracts: FedEx US DoD American Airlines Cessna Aircraft Company Boeing Experienced and accomplished management team Backlog: 1 + year revenue at current run rate Strong Balance Sheet

Key Initiatives - FY09 vs. FY08 Structural Changes Reduction in force – right sized to market Engineering efficiency gains Cash Generation Inventory reduction 32 DSO – Blue Chip customers Intellectual Property Portfolio Valuable (successful lawsuit outcome) Growing Overview

5 FINANCIALS

6 Q1 2008 (December 31, 2008) Proof Diluted Basic Weighted Average Shares Outstanding Diluted Basic Net income (loss) per Common Share Net income (loss) Income (loss) before income taxes Interest income/expense Operating income (loss) Total operating expenses Selling, general and administrative Research and development Operating expenses: Gross profit Cost of sales Sales Three months ended December 31, 2008 2007 $10,575,346 100.0% $4,735,647 100.0% 5,255,173 3,659,059 5,320,173 50.3% 1,076,588 22.7% 1,280,501 12.1% 1,740,668 36.8% 2,359,307 22.3% 5,935,906 125.3% 3,639,808 34.4% 7,676,574 162.1% 1,680,365 15.9% (6,599,986) -139.4% 215,685 538,822 1,896,050 (6,061,164) $1,823,386 17.2% $(4,121,941) -87.0% $0.11 $(0.24) $0.11 $(0.24) 16,734,149 16,893,547 16,769,933 16,893,547

7 Q2 FY 09 Guidance > 45% Q2 09 Q1 09 Q4 08 Guidance Actual Comparable Revenues $9.50 - $10.50 $10.6 $10.2 Gross Margin 50% 36% Operating Margin 10% - 16% 16% N/A Effective Tax Rate 10% 4% - EPS $0.06 - $0.09 $0.11 ($0.13)

8 Positioned for Growth Balance Sheet statistics Cash - $34 Million No Debt (except low rate Ind. Dev. Bond) Current ratio: ~ 10 to 1 Tangible Book Value ~ $3/share Current share price at 2/3/09 – $3.32 Current capacity can accommodate 100% increase in volume ISSC has a strong financial position

9 Market

10 Aircraft industry completely shifting from traditional “steam gauge” to electronic instrument displays Flat panels are “The Standard” on new aircraft production Current economic environment creating large retrofit opportunity FPDS benefits Reduced cost of operation (e.g. fuel savings, weight reduction) Expandable Growth Platform Enhanced situational awareness for flight crews Speeds compliance with current and future regulatory requirements (e.g. ADS-B) Improved dispatch reliability Lowered maintenance costs (eliminates obsolescence and support of aging equipment) Flat Panel Display Systems Major Focus is Flat Panel Display Systems (FPDS)

11 Market for Air Data Continues Air Data Units Manufacture Full Line of Leading Air Data Products Approximately 20% of Q1 Revenues Redirection of more DoD funding to refurbishing aircraft boosting Air Data product demand

12 Market Opportunity Economic conditions creating shift from purchasing new aircraft to upgrades and retrofit of existing fleet Flat Panel Display System Market Potential: Commercial (11,000 + units) $2.6 billion Military (8,000 + units) $1.9 billion Business Aviation (12,000 + units) $2.8 billion Positioned for Growth

13 Segmentation – Commercial Air Transport The Market – Segment Analysis 11,000 Active Aircraft Retrofit Focus Targeting 6,786 Aircraft Targeting an Estimated $1,240M Market Data Source: * ACAS Database IS&S B757 / 767 Solution:

B757/B767 Upgrade Economics Minimal Downtime to Upgrade Lower Cost of Operation Removes 23 aging components Reduces weight by over 180 pounds 70% reduction in power consumption Reduced Training Costs Common look and feel Mixed fleet flying Growth Platform On Aircraft software updates Electronic Flight Bag Compliant with upcoming mandates Commercial Air Transport

15 Segmentation – Military Aircraft The Market – Segment Analysis Targeting 6,577 Active Aircraft Retrofit Focus Targeting an Estimated $872M Market 8,000 Active Aircraft Data Source: * MiliCAS Database IS&S C-130 Flight Deck Upgrade:

Existing C-130 Cockpit

Modernized C-130 Cockpit

Segmentation – Business & General Aviation The Market – Segment Analysis Data Source: * General Aviation Manufacturers Association (GAMA) 2007 Shipments **FAA Statistics released December 2007 (does not include Foreign Markets) Retrofit Focus Estimated $2,776M Market Targeting 11,870 Active Aircraft

Cessna Opportunity Cessna selected IS&S as their FPDS upgrade manufacturer Ground testing complete/flight testing imminent 34 Cessna Service Centers around the world 2,500 Cessna aircraft candidates for a FPDS retrofit Cessna emphasizing repair and retrofit work in light of slowing new airframe demand

Vantage New General Aviation Flat Panel Display System introduced Open Architecture – Interfaces with “Best of Breed” support avionics Minimizes cost of upgrade Interfaces with a wide variety of equipment for retrofit applications FBOs can now stock one part number to service multiple airframes

21 Positioned for Growth Production Readiness for FPDS Market Capital equipment in place and proven Material assets in place and pipeline primed Bill of materials on budget Assembly labor minor part of cost base Gross margin in line with previous projections and expectations (Q1 GM 50%) Financial, Operational, and Technical preparations made to accommodate rapid growth

22 Summary Market leader in FPD System retrofits and Air Data Equipment Weak economy increasing retrofit market demand Best value proposition Growing installed base Backlog exceeds 15 months based upon run rate Additional revenue potential over life of Cessna, FedEx, other agreements Strong Balance Sheet supports rapid growth

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